Exhibit 1.01

CONFLICT MINERALS REPORT
MERIT MEDICAL SYSTEMS, INC.
YEAR ENDED DECEMBER 31, 2015

This Conflict Minerals Report (this “Report”) for the year ended December 31, 2015 is presented by Merit Medical Systems, Inc. (“Merit”) to comply with Rule 13p-1 under the Securities Exchange Act of 1934 (the “Rule”). The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (“3TG”).
Company Overview
Founded in 1987, Merit set out to build the world’s most customer-focused healthcare company by understanding customers’ needs, and innovating and delivering a diverse range of products that improve the lives of people, families, and communities throughout the world.
Merit’s primary products consist of inflation devices used in angioplasty and stent placement; diagnostic and therapeutic catheters used for various procedures in cardiology and radiology; diagnostic and hydrophilic products used to manage and monitor the administration of contrast media and other fluid solutions; thrombolytic catheters and fluid dispensing systems; embolotherapeutic products for the treatment of uterine fibroids, hypervascularized tumors, and arteriovenous malformations; and procedural trays, packs, and kits.
Merit maintains a diverse, multi-campus manufacturing footprint in North America and Europe with a true global distribution network focused on delivering our products and technologies to our customers
Due Diligence
Merit determined that some of its products were likely to contain 3TG due to the anticipated presence of such minerals in certain products manufactured by or for Merit or in parts or materials obtained from suppliers.
Merit has conducted a good faith and reasonable country of origin inquiry regarding the origin of the 3TG necessary for the functionality or production of products manufactured, or contracted to be manufactured, by or for Merit. The reasonable country of origin inquiry consisted of a survey of supply-chain suppliers of parts or materials necessary for the functionality or production of products manufactured by or for Merit.
Merit utilized the Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, to the extent practicable and reasonable given the complexity of Merit’s particular supply chain and industry. Merit sought to identify the originating smelter or refinery for 3TG in an attempt to discover whether or not the smelter or refinery had been determined to be conflict-free by existing industry and/or trade association programs.
For the 2015 reporting year, Merit surveyed 782 suppliers with a 56% response rate. The response rate was a material improvement over the 2014 reporting year.
Results
Of the suppliers that responded to Merit’s survey questionnaire, the vast majority responded that their products, parts, or processes either did not contain 3TG or that any 3TG contained in their products, parts, or processes did not originate in the Democratic Republic of the Congo or adjoining countries. A significant majority of Merit’s suppliers that reported the presence of 3TG identified the smelter facilities providing such minerals as being “conflict free,” as determined by programs such as the Conflict Free Smelter Program of the Electronic Industry Citizenship Coalition and the Global e-Sustainability Initiative or that the supply of 3TG originated from scrap or recycled sources. A small number of suppliers responded that their smelters confirmed sourcing from the Democratic Republic of Congo or adjoining countries, but these suppliers were unable to confirm that the smelters were compliant. Because not all of Merit’s suppliers adequately responded to Merit’s multiple inquiries, Merit has been unable to determine the precise origin of some of the 3TG minerals contained in or utilized in the manufacture of such products for the year ended December 31, 2015.
Based on Merit’s due diligence efforts, Merit does not have sufficient information to conclusively determine all of the smelters or the countries of origin for the 3TG minerals in all of Merit’s products. However, based on the information provided by Merit’s suppliers, Appendix I lists the known smelters and Appendix II contains the known countries of origin.
Independent Audit
This Report has not been subject to an independent private sector audit as allowed under the SEC’s April 2014 guidance, which was issued in response to pending litigation.
Policies Applicable to Conflict minerals
As part of its due diligence efforts, Merit also has developed a Conflict Minerals Policy (available at http://www.merit.com/about/conflict-minerals-policy/) and a Code of Conduct for Suppliers (available at http://www.merit.com/about/code-of-conduct-for-suppliers/). These two documents outline the expectations Merit has for its suppliers, as well as steps Merit may choose to take for any non-compliance by its suppliers with the Policy or Code of Conduct.
Steps to be Taken in 2016
Merit plans to continue to improve its due diligence process in 2016 in order to further mitigate the risk addressed by the Rule. These improvements include:

•	Continue to strengthen engagement with relevant suppliers.

•	Review third party programs to further improve Merit’s conflict minerals process and obtain accurate and complete information for smelters.

•	Continue to provide feedback to suppliers regarding inadequate reporting or completion of the CMRT assessment.

APPENDIX I
Known Smelters and Locations

Mineral(s)	Smelter or Refiner Name	Country Location of Smelter or Refiner
Gold	Abington Reldan Metals, LLC	Unknown
Gold	Acade Noble Metal (Zhao Yuan) Corporation	China
Gold	Advanced Chemical Company	United States
Gold	AGR Matthey	Australia
Gold	Aida Chemical Industries Co. Ltd.	Japan
Gold	Aktyubinsk Copper Company TOO	Kazakhstan
Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates
Gold	Allgemeine Gold- und Silberscheideanstalt A.G.	Germany
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	China
Gold	ANZ	Australia
Gold	Argor-Heraeus S.A.	Switzerland
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Refining Canada Limited	Canada
Gold	Asahi Refining USA Inc.	United States
Gold	Asaka Riken Co Ltd	Japan
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Gold	AURA-II	Unknown
Gold	Aurubis AG	Germany
Gold	Austin Powder	Unknown
Gold	B.R.Industries	India
Gold	Baiyin Nonferrous Metals Corporation (BNMC)	China
Gold	BAKER	Unknown
Gold	Bangalore Refinery	India
Gold	Bangalore Refinery Pvt Ltd	India
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Gold	Bauer Walser AG	Germany
Gold	Boliden AB	Sweden
Gold	C. Hafner GmbH + Co. KG	Germany
Gold	Caridad	Mexico
Gold	CCR Refinery	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	Cendres & Metaux SA	Switzerland
Gold	Central Bank of the DPR of Korea	Korea, Republic Of
Gold	Changsha South Tantalum Niobium Co., Ltd.	China
Gold	Chimet (Faggi Enrico Spa)	Italy
Gold	Chimet S.p.A	Italy
Gold	China National Gold Group Corporation	China
Gold	Chugai Mining	Japan
Gold	Chugai Mining Co.,Ltd	Japan
Gold	Codelco	Chile

Gold	Colt Refining	United States
Gold	Compagnie Des Metaux Precieux Paris	Unknown
Gold	Comptoir-Lyon-Alemand, Louyot-Paris	Unknown
Gold	Cookson Group	Spain
Gold	Cookson Sempsa	Madrid/Spain
Gold	Daejin Indus Co. Ltd	Korea, Republic Of
Gold	DaeryongENC	Korea, Republic Of
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Gold	DEGUSSA	Unknown
Gold	Do Sung Corporation	Korea, Republic Of
Gold	DO SUNG CORPORATION	Korea, Republic Of
Gold	DODUCO GmbH	Germany
Gold	Dongguan Standard Electronic Material Co., Ltd	China
Gold	Dowa	Japan
Gold	Dowa Metals & Mining Co. Ltd	Japan
Gold	Dowa Metals & Mining. Kosak Seiren	Japan
Gold	DSC (Do Sung Corporation)	Korea, Republic Of
Gold	Eco-System Recycling Co., Ltd.	Japan
Gold	Elemetal Refining LLC	United States
Gold	EM Vinto	Bolivia
Gold	Emirates Gold DMCC	United Arab Emirates
Gold	Engelhard London	Unknown
Gold	ESG Edelmetallservice GmbH & Co. KG	Germany
Gold	Faggi Enrico S.p.A.	Italy
Gold	Feinhütte Halsbrücke GmbH	Germany
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe
Gold	FSE Novosibirsk Refinery	Russian Federation
Gold	Gansu Seemine Material Hi-Tech Co Ltd	China
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	China
Gold	Geib Refining Corporation	United States
Gold	Gold and silver refining strokes Ltd.	Unknown
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China
Gold	Guandong Jinding Material Co. Ltd.	Unknown
Gold	Guangdong Jinding Gold Limited	China
Gold	Guangdong Jinding New High-Tech Materials Co., Ltd.	Unknown
Gold	Guangdong macro jin precious metal smelting	Unknown
Gold	Guangdong MingFa Precious Metal Co.,Ltd	China
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China
Gold	Hang Seng Technology	China
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
Gold	Harmony Gold Refinery	South Africa
Gold	Heimerle + Meule GmbH	Germany
Gold	HeNan LingBao Jin Kuan	China
Gold	henan middle plain gold smelter	Unknown

Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd	China
Gold	Henan Yuguang Gold & Lead Co., Ltd.	China
Gold	Heraeus Group	United States
Gold	Heraeus Ltd Hong Kong	Hong Kong
Gold	Heraeus Precious Metals	United States
Gold	Heraeus Precious Metals	Germany
Gold	Heraeus Precious Metals GmbH	Germany
Gold	Heraeus Precious Metals North America	United States
Gold	Hetai Gold Mine	Unknown
Gold	HeTai Gold Mineral GuangDong Ltd. Co.	China
Gold	Hh Handy & Harman Refining Group	Unknown
Gold	Hong Kong	Hong Kong
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	Brazil
Gold	Hunan Chenzhou Mining Co., Ltd.	China
Gold	Hwasung CJ Co. Ltd	Korea, Republic Of
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China
Gold	inovan gmbh	Germany
Gold	Inovan GmbH & Co.KG	Unknown
Gold	Ishifuku Metal Industry Co.	Japan
Gold	Istanbul Gold Refinery	Turkey
Gold	Japan Mint	Japan
Gold	JCC	China
Gold	Jiangxi Copper Co., Ltd.	China
Gold	Jin Jinyin refining company limited	China
Gold	Jinlong Copper Co., Ltd.	China
Gold	Johnson Mathey	United States
Gold	Johnson Matthey Canada	Canada
Gold	Johnson Matthey Inc	United States
Gold	Johnson Matthey Limited	Canada
Gold	JSC Ekaterinburg	Russian Federation
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation
Gold	JSC Uralectromed	Russian Federation
Gold	JX Nippon	Japan
Gold	JX Nippon Mining & Metals Co ..Ltd	Japan
Gold	K.A Rasmussen as	Norway
Gold	Kaloti Precious Metals	United Arab Emirates
Gold	Kazakhmys plc	Kazakhstan
Gold	Kazakhmys Smelting LLC	Kazakhstan
Gold	Kazakhstan	Kazakhstan
Gold	Kazzinc Ltd	Kazakhstan
Gold	Kennecott Utah Copper LLC	United States
Gold	KGHM Polska Miedz Spólka Akcyjna	Poland
Gold	Kojima Chemicals Co. Ltd	Japan
Gold	Korea Metal	Korea, Republic Of
Gold	Korea Metal Co. Ltd	Korea, Republic Of

Gold	Korea Zinc Co. Ltd.	Korea, Republic Of
Gold	Kosak Seiren	Japan
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	China
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	L' azurde Company For Jewelry	Saudi Arabia
Gold	La Caridad	Mexico
Gold	Lingbao Gold Company Limited	China
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	China
Gold	London Bullion Market Association	United Kingdom
Gold	LS-Nikko Copper Inc	Korea, Republic Of
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China
Gold	Materion	United States
Gold	Materion Advanced Metals	United States
Gold	Materion Advanced Metals	China
Gold	Matsuda Sangyo Co.	Japan
Gold	Mead Metals	United States
Gold	Metahub Industries Sdn. Bhd.	Malaysia
Gold	Metallurgie Hoboken Overpelt	Unknown
Gold	Metalor	United States
Gold	Metalor Switzerland	Switzerland
Gold	Metalor Technologies	Switzerland
Gold	Metalor Technologies	Hong Kong
Gold	Metalor Technologies	United States
Gold	Metalor Technologies (Singapore) Pte. Ltd.	Singapore
Gold	Metalor USA	United States
Gold	Metalor USA Refining Corporation	United States
Gold	Metalúrgica Met-Mex Peñoles, S.A. De C.V	Mexico
Gold	Mistubishi Materials Corporation	Japan
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	China
Gold	Mitsui kinzoku Co Ltd takehara seirenjyo	Japan
Gold	Mitsui Mining and Smelting Co., Ltd.	Japan
Gold	MMTC-PAMP India Pvt., Ltd.	India
Gold	Morris and Watson	New Zealand
Gold	Moscow Special Alloys Processing Plant	Russian Federation
Gold	Nadir Metal Rafineri San. Ve Tic.	Turkey
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Nihon Material Co.	Japan
Gold	Nihon Superior Co., Ltd.	Japan
Gold	Ningbo Kangqiang	China
Gold	Norsun Circuited Enterprise Co. Ltd	Unknown
Gold	Novosibirsk	Russian Federation
Gold	Nyrstar Metals	Unknown
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Austria
Gold	Ohio Precious Metals LLC.	United States
Gold	Ohura Precious Metal Industry	Japan

Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation
Gold	OJSC Kolyma Refinery	Russian Federation
Gold	OJSC Novosibirsk Refinery	Russian Federation
Gold	PAMP S.A.	Switzerland
Gold	Pan Pacific Copper Co Ltd.,	Japan
Gold	Penglai Penggang Gold Industry Co Ltd	China
Gold	Perth Mint	Australia
Gold	Perth Mint (Western Australia Mint)	Australia
Gold	Precious Metals Sales Corp.	United States
Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	PT Tambang Timah	Indonesia
Gold	PX Précinox S.A.	Switzerland
Gold	Qiankun Gold and Silver	China
Gold	Rand Refinery	South Africa
Gold	Realized the enterprise co. ltd.	Unknown
Gold	refuse to reveal	Not Provided
Gold	Remondis Argentia B.V.	Netherlands
Gold	Republic Metals Corporation	United States
Gold	Royal Canadian Mint	Canada
Gold	SAAMP	France
Gold	Sabin Metal Corp.	United States
Gold	Safina A.S.	Czech Republic
Gold	Samduck Precious Metals	Korea, Republic Of
Gold	Samhwa non-ferrorus Metal ind.co.ltd	Korea, Republic Of
Gold	Samwon Metals Corp.	Korea, Republic Of
Gold	Sanmenxia HengSheng	China
Gold	Sanmenxia HengSheng Science Technology R&D CO.LTD	China
Gold	SAXONIA Edelmetalle GmbH	Germany
Gold	Schone Edelmetaal B.V.	Netherlands
Gold	Scotia Mocatta	Hong Kong
Gold	SD(Samdok) Metal	Korea, Republic Of
Gold	SEMPSA Joyeria Plateria	Spain
Gold	Sendi (Japan): Kyocera Corporation	Japan
Gold	Senyin	Unknown
Gold	Shan Dong Huangjin	China
Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	China
Gold	Shandon Jin Jinyin Refining Limited	Unknown
Gold	ShanDong Gold Mining Co;Ltd	China
Gold	Shandong Guoda gold Co., LTD.	China
Gold	Shandong Hengbang Smelter Co.,ltd	China
Gold	shandong Huangjin	China
Gold	Shandong Penglai Gold Smelter	Unknown
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	China

Gold	Shanghai Gold Exchange	China
Gold	Shanghai Gold Exchange	China
Gold	Shengnan Metal Products Factory	China
Gold	Shenzhen fujun material technology co., Ltd	China
Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China
Gold	Shenzhen Kuril company	China
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China
Gold	Shi Fu Metal Industrial	Unknown
Gold	Shyolkovsky	Unknown
Gold	Sichuan Tianze Precious Metals Co., Ltd	China
Gold	Sindlhauser Materials GmbH	Unknown
Gold	Singway Technology Co., Ltd.	Taiwan
Gold	Sino-Platinum Metals Co.,Ltd	China
Gold	SMM	Japan
Gold	So Accurate Group, Inc.	United States
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation
Gold	Solar Applied Materials Technology Corp.	Taiwan
Gold	Stender Electronic Materials Co., Ltd.	Unknown
Gold	Sudan Gold Refinery	Sudan
Gold	Sumitomo	China
Gold	Sumitomo Metal Mining Co. Ltd.	Japan
Gold	Suntain Co.Ltd	Unknown
Gold	Super Dragon Technology Co., Ltd	China
Gold	Suzhou ShenChuang recycling Ltd.	Unknown
Gold	Suzhou University Special Chemical Reagent Co., Ltd	China
Gold	Suzhou Xingrui Noble	China
Gold	T.C.A S.p.A	Italy
Gold	Taicang City Nancang Metal Material Co.,Ltd	China
Gold	Tanaka Denshi Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K	Japan
Gold	Technic Inc.	United States
Gold	The Great Wall Gold and Silver Refinery of China	China
Gold	The Hutti Gold Company	India
Gold	The Perth Mint	Australia
Gold	The Refinery of Shandong Gold Mining Co. Ltd	China
Gold	The Sheffield Smelting Co. Ltd	Unknown
Gold	Timah Company	Indonesia
Gold	Tokumoto	Unknown
Gold	Tokuriki Honten Co. Ltd	Japan
Gold	Tokuriki Tokyo Melters Assayers	Japan
Gold	Tong Ling Jin Dian electrical technology CO. LTD.	Unknown
Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
Gold	Tony Goetz NV	Belgium
Gold	Torecom	Korea, Republic Of
Gold	Toyo Smelter & Refinery, Japan	Japan
Gold	Tsai Brother industries	Unknown

Gold	UBS AG Bahnhofstr.	Switzerland
Gold	Umicore Brasil Ltda	Brazil
Gold	Umicore Precious Metals Thailand	Thailand
Gold	Umicore Precious Metals Thailand	Dokmai, Pravet, Thailand
Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium
Gold	Umicore SA Business Unit Precious Metals Refining	Belgium
Gold	UNIFORCE METAL INDUSTRIAL CORP.	Unknown
Gold	Union Bank of Switzerland	Switzerland
Gold	United Precious Metal Refining Inc.	United States
Gold	United Refining	Unkown
Gold	Uyemura	United States
Gold	Valcambi S.A.	Switzerland
Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	China
Gold	W.C. Heraeus GmbH	Germany
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	WIELAND Edelmetalle GmbH	Germany
Gold	Wuxi City Precious Metal Electronic Material Fty	China
Gold	Wuzhong Group	China
Gold	Xstrata Canada Corpo	Canada
Gold	Xtrata Canada	Canada
Gold	Yamamoto Precious Metal Co.	Japan
Gold	Yamato Denki Ind. Co., Ltd.	Unknown
Gold	Yantai Zhaojinlufu	China
Gold	Yokohama Metal Co Ltd	Japan
Gold	Yoo Chang Metal Inc.	Korea
Gold	Yueqing Shenghaielectroplate Factory	Unknown
Gold	Yunnan Copper Industry Co Ltd	China
Gold	Yunnan Tin	Kunming，Yunnan China
Gold	ZhaoJin Mining Industry Co.,Ltd.	China
Gold	Zhaojin, Zhaoyuan, Shandong	China
Gold	Zhaojinjinyinyelian	China
Gold	Zhaojun Maifu	Unknown
Gold	Zhaoyuan Li Fu Industrial	China
Gold	ZHAOYUAN LIFUSHIYE Co., Ltd	China
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
Gold	Zhongjin Gold CO.,LTD.	China
Gold	Zhongjin Gold Corporation Limited	China
Gold	Zhongkuang Gold Industry Co.,LTD	China
Gold	ZHONGSHAN POISON MATERIAL PROPRIETARY CO., LTD	Unknown
Gold	Zhongyuan Gold	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhuzhou Smelting Group Co., Ltd	China
Gold	Zijin Mining Group Co. Ltd	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Gold	上海黄金交易所	China
Gold	天誠化工有限公司	China

Tantalum	A&M Minerals Ltd.	United Kingdom
Tantalum	A.L.M.T. Corp.	Japan
Tantalum	ANHUI HERRMAN IMPEX CO.	Unknown
Tantalum	Avon Specialty Metals Ltd	United Kingdom
Tantalum	Cabot	United States
Tantalum	Cabot (Global Advanced Metals)	United States
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tantalum	Changsha Southern	China
Tantalum	Changsha Southern	China
Tantalum	CIF	Brazil
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tantalum	D Block Metals, LLC	United States
Tantalum	Duoloshan	China
Tantalum	E.S.R. Electronics	United States
Tantalum	Ethiopian Minerals Development Share Co.	Ethiopia
Tantalum	Exotech Inc.	United States
Tantalum	F&X	China
Tantalum	F&X Electro-Materials Ltd.	China
Tantalum	FIR Metals & Resource Ltd.	China
Tantalum	Fujian Nanping	China
Tantalum	Gannon & Scott	United States
Tantalum	Ganzhou Grand Sea W & Mo Group Co Ltd	China
Tantalum	Global Advanced Metals	United States
Tantalum	Global Advanced Metals (Cabot)	United States
Tantalum	Global Advanced Metals Aizu	Japan
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	China
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck GmbH	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Laufenberg	Germany
Tantalum	H.C. Starck Group	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Smelting GmbH & Co.	Germany
Tantalum	H.C. Starck Smelting GmbH & Co.KG	Germany
Tantalum	HC Starck	Japan
Tantalum	HC Starck Ltd	Japan
Tantalum	Hengyang King Xing Lifeng	China
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China
Tantalum	Hi-Temp	United States
Tantalum	Hi-Temp	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hunan Chenzhou Mining Co., Ltd.	Unknown
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., LTD	China

Tantalum	Jiangxi Rare Earth Metals Tungsten Group Corp.	China
Tantalum	Jiangxi Tuohong New Raw Material	China
Tantalum	Jiangzi Yichum	China
Tantalum	JiuJang JinXin	China
Tantalum	JiuJang Tanbre Co.	China
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	China
Tantalum	Jiujiang Tambre	China
Tantalum	JiuJiang Tambre Co. Ltd.	China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China
Tantalum	Kazakhstan	Kazakhstan
Tantalum	Kemet Blue Metals	Mexico
Tantalum	Kemet Blue Powder	United States
Tantalum	Kennametal inc	United States
Tantalum	King-Tan Tantalum Industry Ltd	China
Tantalum	KME Germany GmbH & Co. KG	Germany
Tantalum	LMS Brasil S.A.	Brazil
Tantalum	Metal Do	Japan
Tantalum	Metallurgical Products India	India
Tantalum	Metallurgical Products India (Pvt.) Ltd.	India
Tantalum	Mineração Taboca S.A	Brazil
Tantalum	Mitsui Mining & Smelting	Japan
Tantalum	Molycorp Silmet	Estonia
Tantalum	Molycorp Silmet A.S.	Estonia
Tantalum	Nantong Tongjie Electrical Co., Ltd.	Unknown
Tantalum	Ningxia	United States
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Niotan	United States
Tantalum	Nippon Mining & Metals Co.,Ltd.	Japan
Tantalum	Ntet, Thailand	Thailand
Tantalum	Plansee	Austria
Tantalum	Plansee	Germany
Tantalum	Plansee SE Liezen	Austria
Tantalum	PT Bangka Timah Utama Sejahtera	Indonesia
Tantalum	QuantumClean	United States
Tantalum	Resind Indústria e Comércio Ltda	Brazil
Tantalum	RFH	China
Tantalum	RFH Tantalum Smeltry Co., Ltd	China
Tantalum	Shanghai Jiangxi Metals Co. Ltd	China
Tantalum	Solikamsk Magnesium Works OAO	Russian Federation
Tantalum	Solikamsk Metal Works	Russian Federation
Tantalum	Starck	Germany
Tantalum	Starck	United States
Tantalum	Taki Chemical Co., Ltd.	Japan
Tantalum	Taki Chemicals	Japan
Tantalum	Tantalite Resources	South Africa
Tantalum	Telex	United States

Tantalum	Telex	United States
Tantalum	Telex Metals	United States
Tantalum	Tranzact, Inc.	United States
Tantalum	Ulba	Kazakhstan
Tantalum	ULBA	Zabaykalskiy Gok, Russia
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Vietnam Youngsun Tungsten Industry Co., Ltd	Viet Nam
Tantalum	XIAMEN	China
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	China
Tantalum	Zhuzhou	China
Tantalum	Zhuzhou Cement Carbide	China
Tin	5N Plus	Germany
Tin	A.L.M.T. TUNGSTEN Corp.	Japan
Tin	ACuPowder International, LLC	Unknown
Tin	AIM	Canada
Tin	Alpha	United States
Tin	Alpha Metals Korea Ltd.	Korea, Republic Of
Tin	Alpha Metals Taiwan	United States
Tin	Amalgament	Peru
Tin	American Iron and Metal	Canada
Tin	An Thai Minerals Company Limited	Viet Nam
Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	Baoding, Hebei
Tin	Angelcast Enterprise Co., Ltd.	Unknown
Tin	Aoki Labatories Ltd	Shenzhen, China
Tin	Arco Alloys	Unknown
Tin	asahi pretec	Japan
Tin	Assaf Conductors	Unknown
Tin	ATI Metalworking Products	United States
Tin	Atlas Pacific	United States
Tin	AURA-II	United States
Tin	Aurubis Netherlands	Netherlands
Tin	Ausmelt Limited	Australia
Tin	BALVER ZINN Josef Jo	Germany
Tin	Bangalore Refinery	Unknown
Tin	Bangka Tin,Mentok,PT Timah (Persero) TBK	Indonesia
Tin	Bao tai	China
Tin	BEST METAIS	Not Provided
Tin	Best Metais e Solda	Brazil
Tin	Best Metals	Brazil
Tin	Brinkmann Chemie AG	Germany
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	Brazil
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	China
Tin	Chenzhou Yunxiang Mining Smelting Compang LTD	China

Tin	China Huaxi Group Nandan	China
Tin	China Rare Metal Materials Company	China
Tin	China Tin Group Co., Ltd.	China
Tin	China Tin Lai Bin Smelter Co., Ltd.	China
Tin	China Yunnan Tin Minerals Group Company Ltd.	China
Tin	Chofu Works	Unknown
Tin	CNMC (Guangxi) PGMA Co. Ltd.	China
Tin	Cookson	United States
Tin	Cookson	Taiwan
Tin	Cookson (ALPHA)	United States
Tin	Cooper Santa	Brazil
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil
Tin	Copper 100	Brazil
Tin	Copper Santa	Brazil
Tin	CV Ayi Jaya	Indonesia
Tin	CV DS Jaya Abadi	Indonesia
Tin	CV DS Jaya Abadi (PT Stanindo Inti Perkasa)	Indonesia
Tin	CV Dua Sekawan	Indonesia
Tin	CV Duta Putra Bangka	Indonesia
Tin	CV Gita Pesona	Indonesia
Tin	CV JusTindo	Indonesia
Tin	CV Makmur Jaya	Indonesia
Tin	CV Nurjanah	Indonesia
Tin	CV Prima Timah Utama	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV Tiga Sekawan	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV Venus Inti Perkasa	Indonesia
Tin	Dae Chang Co., Ltd.	Korea, Republic Of
Tin	Daewoo International	Korea
Tin	Dowa	Japan
Tin	Dowa Metals & Mining Co. Ltd	Japan
Tin	Electroloy Metal Pte	Singapore
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam
Tin	Elmet S.L.U. (Metallo Group)	Spain
Tin	EM Vinto	Bolivia
Tin	Empresa Metallurgica Vinto,Empressa Nacional de Fundiciones (ENAF),Complejo Metalurico Vinto S.A.	Bolivia
Tin	Estanho de Rondônia S.A.	Brazil
Tin	Exim Americana	Unknown
Tin	Feinhütte Halsbrücke GmbH	Germany
Tin	Fenix Metals	Poland
Tin	FSE Novosibirsk Refinery	Russian Federation
Tin	Fuji Metal Mining Corp.	Japan

Tin	Funsur,Minsur Mines,Funsur Smelter,Minsur S.A. Tin Metal	Peru
Tin	Ganzhou City, Jiangxi Province, China
Tin	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China
Tin	Geiju Non-Ferrous Metal Processing Co. Ltd.	China
Tin	Gejiu City Independence Mining Co., Ltd.	China
Tin	Gejiu Fengming Metalurgy Chemical Plant	China
Tin	Gejiu Gold Smelter Minerals Co., Ltd	Unknown
Tin	Gejiu Jin Ye Mineral Co., Ltd.	China
Tin	Gejiu Jin Ye Mineral Co., Ltd.	China
Tin	Gejiu Jinge Mining & Smelting Co.,Ltd	Unknown
Tin	Gejiu Jinye Mineral Co., Ltd.	China
Tin	Gejiu Kai Meng Industry and Trade LLC	China
Tin	Gejiu Non-ferrous	China
Tin	Gejiu Non-Ferrous Metal Procesing	China
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	China
Tin	GEJIU YE LIAN CHANG	China
Tin	Gejiu Yunxi Group Corp	China
Tin	GEJIU YUNXIN COLORED	China
Tin	Gejiu YunXin Colored Electrolysis Ltd	China
Tin	Gejiu Yunxin Colored Electrolysis Ltd Yunnan Of P.R.China	China
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China
Tin	Gejiu Zi-Li	China
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China
Tin	Gold Bell Group	China
Tin	GUANG XI HUA XI CORP	China
Tin	Guangxi China Tin Group	China
Tin	Guangxi Crystal Union Photoelectric Materials CO.,LTD	China
Tin	Guangxi Huaxi Group	China
Tin	Guangxi Nonferrous Metals Group	China
Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	China
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China
Tin	H. Kramer & Co.	United States
Tin	Harada Metal Industry Co. Ltd	Unknown
Tin	Hayes Metals	New Zealand
Tin	Hayes Metals Pty Ltd	Australia
Tin	HeChi Metallurgical Chemical factory	Unknown
Tin	Heraeus Ltd Hong Kong	China
Tin	Heraeus Precious Metals GmbH & Co. KG	Germany
Tin	Heraeus Technology Center	Hong Kong
Tin	HuiChang Hill Tin Industry Co., Ltd.	China
Tin	Huichang Jinshunda Tin Co. Ltd	China
Tin	Hunan Xianghualing tin	China
Tin	Impag AG	Switzerland
Tin	Indonesian State Tin	Indonesia
Tin	Ing.Josef Koøínek	Czech Republic

Tin	Jau Janq Enterprise Co. Ltd.	Taiwan
Tin	Jean Goldschmidt International	Belgium
Tin	Jia Tian	China
Tin	Jiang Jia Wang Technology Co.	Unknown
Tin	Jiangxi Jinshunda Tin Co. Ltd.	China
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China
Tin	Jiangxi Nanshan	China
Tin	JiangxiShunda Huichang Kam Tin Co., Ltd.	China
Tin	jin yi group	Unknown
Tin	Ju Tai Industrial Co.,Ltd.	China
Tin	Jun xiang	China
Tin	Kai Unita Trade Limited Liability Company	China
Tin	Karas Plating Ltd	United Kingdom
Tin	Kiesow Dr. Brinkmann	Germany
Tin	KME Germany	Germany
Tin	Koepp Schaum GmbH	Germany
Tin	Koki Japan	Japan
Tin	Kovohutì Pøíbram Nástupnická, A.S.	Czech Republic
Tin	Kunshan tianhe solder manufacturing Co. LTD	Unknown
Tin	Kunshan xiubo	China
Tin	Kupol	Russian Federation
Tin	Leybold Co., Ltd.	Unknown
Tin	Li Chun Metals Co. Ltd.	Unknown
Tin	Linetech	Unknown
Tin	Lingbao Jinyuan tonghu	China
Tin	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	China
Tin	Linwu Xianggui Smelter Co	China
Tin	Liuzhou China Tin	China
Tin	Lübeck GmbH	Unknown
Tin	M&R Claushuis BV	Netherlands
Tin	Maanshan Dongshen electronic material factory	China
Tin	MacDermid	United States
Tin	Magnu's Minerais Metais	Brazil
Tin	Magnu's Minerais Metais e Ligas LTDA	Brazil
Tin	Malaysia Smelting Corp	Malaysia
Tin	Malaysia Smelting Corporation (MSC)	Malaysia
Tin	Marco Metales De Mexico,S. De R.L. De C.V.	Unknown
Tin	Materials Eco-Refining CO.,LTD	Japan
Tin	MCP Heck	Germany
Tin	MCP Mining & Chemical Products Ltd. UK	United Kingdom
Tin	Medeko Cast S.R.O.	Slovakia (Slovak Republic)
Tin	Melt Metais e Ligas S.A.	Brazil
Tin	Metahub Industries Sdn. Bhd.	Malaysia
Tin	Metallic Materials Branchl Of Guangxi China Tin Group Co.,Ltd	China
Tin	Metallic Resources, Inc.	United States

Tin	Metallo Chimique	Belgium
Tin	Metallo-Chimique N.V.	Belgium
Tin	Metallum Metal Trading AG	Switzerland
Tin	Metalor	Switzerland
Tin	Metalor Chimique	Belgium
Tin	Mimmetal	China
Tin	Minchai Metal Indust	Taiwan
Tin	Minchali Metal Industry Co., Ltd.	Japan
Tin	Mineracao Taboca S.A.	Brazil
Tin	Mineral-Metal s.r.o.	Czech Republic
Tin	Ming Li Jia smelt Metal Factory	China
Tin	Minmetals Ganzhou Tin Co. Ltd.	China
Tin	Minsur	Peru
Tin	Minsur S.A. Tin Metal (&Mineração Taboca S.A.)	United States
Tin	Mistubishi Materials Corporation	Japan
Tin	Misue Tin Smelter and Refinery	Unknown
Tin	Mitsubishi Material	China
Tin	Mitsubishi Material Co Ltd	Japan
Tin	Mitsubishi Material Corporation	Japan
Tin	Monette	Germany
Tin	MSC Croporation Berhad	Malaysia
Tin	Nankang Nanshan Tin Manufactory Co., Ltd	China
Tin	Nantong Chun-Yuan Electronics Co.	Unknown
Tin	Nathan Trotter & Co	United States
Tin	Neuhaus	Germany
Tin	Nghe Tin Non-Ferrous Metal	Viet Nam
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam
Tin	Norteña de Metales, SA	Spain
Tin	Novosibirsk Integrated Tin Works	Russian Federation
Tin	Novosibirsk Processing Plant Ltd.	Russian Federation
Tin	O.M. Manufacturing	Thailand
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	Old City Metals Processing Co., Ltd.	Unknown
Tin	OM Manufacturing Phils. Inc.	Philippines
Tin	OMSA	Bolivia
Tin	Operaciones Metalugicas SA.	Indonesia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	P.T. Tambang Timah	Indonesia
Tin	Paranapanema S/A	Brazil
Tin	Phoenix Metal Ltd.	Rwanda
Tin	PHONON MEIWA INC.	Japan
Tin	Prifer Com de Sucata	Brazil
Tin	Prime Young Metal (Zhuhai) Ind.Co.,Ltd	China
Tin	PT Alam Lestari Kencana	Indonesia
Tin	PT Aneka Tambang (Persero) Tbk	Indonesia

Tin	PT Aries Kencana Sejahtera	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT ATD Makmur Mandiri Jaya	Indonesia
Tin	PT Babel Inti Perkasa	Indonesia
Tin	PT Babel Surya Alam Lestari	Indonesia
Tin	PT Bangka Kudai Tin	Indonesia
Tin	PT Bangka Putra Karya	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Belitung Industri Sejahtera	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Cipta Persada Mulia	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT Eunindo Usaha Mandiri	Indonesia
Tin	PT Fang Di MulTindo	Indonesia
Tin	Pt Hanjaya Perkasa Metals	Indonesia
Tin	PT HP Metals Indonesia	Indonesia
Tin	PT Indra Eramulti Logam industri	Indonesia
Tin	PT Inti Stania Prima	Indonesia
Tin	PT Justindo	Indonesia
Tin	PT Karimun Mining	Indonesia
Tin	PT Kijang Jaya Mandiri	Indonesia
Tin	PT Koba Tin	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Panca Mega	Indonesia
Tin	PT Panca Mega Persada	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Prima Timah Utama	Indonesia
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Sariwiguna Binasentosa	Indonesia
Tin	PT Seirama Tin investment	Indonesia
Tin	PT Singkep Times Utama	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Sukses Inti Makmur	Indonesia
Tin	PT Sumber Jaya Indah	Indonesia
Tin	PT Supra Sukses Trinusa	Indonesia
Tin	PT Tambang Timah	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero), Tbk	Indonesia
Tin	PT Timah Nusantara	Indonesia
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tirus Putra Mandiri	Indonesia
Tin	PT Tommy Utama	Indonesia

Tin	PT Wahana Perkit Jaya	Indonesia
Tin	PT Yinchendo Mining Industry	Indonesia
Tin	Pt. Timah	Indonesia
Tin	PT.CITRALOGAM	Indonesia
Tin	RedRing Solder (M) Sdn. Bhd.	Malaysia
Tin	Resind Indústria e Comércio Ltda	Brazil
Tin	Richemax International Co. Ltd.	Unknown
Tin	Rohm and Haas	Germany
Tin	Rui Da Hung	Taiwan
Tin	S Company	Thailand
Tin	S. Izaguirre	Unknown
Tin	San-Etsu Metals	Japan
Tin	Semco	Unknown
Tin	Settu Chemical Industry	Unknown
Tin	Sevotrans	Germany
Tin	Sgs Bolivia S.A.	Bolivia
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	China
Tin	Shandong,zhaoyuan,zhaojin	Shandong,China
Tin	Shanghai Hubao Coppe	China
Tin	Shantou xi kuang	Unknown
Tin	Shapiro	Unknown
Tin	shen zhen qi xiang da hua gong gong si	China
Tin	Shenzhen Anchen Solder Tin Product Co. Ltd	Unknown
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	Unknown
Tin	Sigma Tin Alloy Co., Ltd	Unknown
Tin	Smelting Branch of Yunnan Tin Company Limited	China
Tin	Soft Metais Ltda.	Brazil
Tin	Solar Applied materials	Taiwan
Tin	Solnet Metal Industry Co., Ltd.	Unknown
Tin	Sorimetal	France
Tin	Spectro Alloys Corp	Unknown
Tin	SPTE	Unknown
Tin	Stretti	Unknown
Tin	Sumisho Material Corp.	Japan
Tin	Sumitomo Metal Mining Co Ltd	Japan
Tin	Sun Surface Technology Co Ltd	China
Tin	Super Dragon Technology Co., Ltd	Unknown
Tin	Super Ligas	Unknown
Tin	Suzhou Co. Ltd.	China
Tin	Suzhou Nuonengda Chemical Co.,Ltd	China
Tin	swissmetal	Switzerland
Tin	Swopes Salvage	United States
Tin	Taicang City Nancang Metal Material Co., Ltd	China
Tin	Taiwan high-tech Co., Ltd.	Taiwan
Tin	Taiwan Huanliang	Unknown
Tin	Taiwan qinggao qiye you xian gong si	Taiwan

Tin	Tanaka Kikinzoku Kogyo K.K.	Japan
Tin	TAP	Unknown
Tin	Technic	United States
Tin	Termomecanica	Brazil
Tin	Thailand Smelting	Thailand
Tin	Thailand Smelting and Refining Co. Ltd.	Thailand
Tin	Thaisarco	Thailand
Tin	Three green surface technology limited company	Unknown
Tin	Tianjin Huamei Wafangdian Bearing Sales Co., Ltd.	Unknown
Tin	Tianshui ling bo technology co., Ltd	China
Tin	TIMAH	Indonesia
Tin	Tin Co. Ltd, Minmetals Ganzhou	China
Tin	Tin Plating Gejiu	China
Tin	Tisamatic	Unknown
Tin	Todini And Co Spa	Italy
Tin	Tong Ding Metal Materials Co., Ltd.	China
Tin	Top-Team Technology (Shenzhen) Limited	China
Tin	Traxys	France
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam
Tin	Uniforce Metal Industrial Corp.	Taiwan
Tin	Univertical Corp	United States
Tin	Unknown - not from Dem. Repblic of Congo	Germany
Tin	Untracore Co., Ltd.	Unknown
Tin	Vertex Metals Incorporation	Taiwan
Tin	Vinto	Bolivia
Tin	Vitkovicke slevarny	Czech Republic
Tin	VQB Mineral and Trading Group JSC	Viet Nam
Tin	Wang Yu Manufacturing Co. Ltd.	China
Tin	Welley	Unknown
Tin	Westfalenzinn	Germany
Tin	Westmetall GmbH & Co.KG	Germany
Tin	White Solder Metalurgia	Brazil
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil
Tin	Wieland Metals	United States
Tin	Wind Yunnan Nonferrous Metals Co.,Ltd.	China
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	China
Tin	Wujiang City Luxe Tin Factory	China
Tin	Wuxi Lantronic Electronic Co Ltd	Unknown
Tin	XiHai - Liuzhou China Tin Group Co ltd - list as "China Tin"	China
Tin	Ximao Tin Co. LTD	China
Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China
Tin	xinmao tin corp .,ltd	China
Tin	Yao Zhang	China
Tin	YH(Yunnan)	China
Tin	Yifeng Tin	China
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	China

Tin	Yiquan Manufacturing	Unknown
Tin	YTCL,Yuntinic Resources Inc.,Smelting Branch of Yunnan Tin Co. Ltd	China
Tin	Yuecheng Tin com.,LTD	China
Tin	Yunman Chengfeng	China
Tin	Yunnan Chengfeng Non-Ferrous Metals Co Ltd	China
Tin	Yunnan Chengo Electric Smelting Plant	Unknown
Tin	Yunnan GeJiu Jin Ye Mineral Co., Ltd	China
Tin	Yunnan Industrial Co., Ltd.	China
Tin	Yunnan Tin Company Limited	China
Tin	Yunnan Xi YE	Unknown
Tin	Yunnan, China Rare Metal Materials Company	China
Tin	YUNXIN colored electrolysis Company Limited	China
Tin	Yun'xin Non-ferrous Electroanalysis Ltd.	China
Tin	Zhangzhou Xiangcheng Hongyu Building	China
Tin	Zhuhai Horyison Solder Co.,Ltd	China
Tin	Zhuhai Quanjia	China
Tungsten	A.L.M.T Corp.	Japan
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan
Tungsten	ACL Metais Eireli	Brazil
Tungsten	Alldyne Powder Technologies	United States
Tungsten	Allied Material Corp.	Japan
Tungsten	Allied Material Corporation (A.L.M.T)	Japan
Tungsten	ALMT	China
Tungsten	Alta Group	United States
Tungsten	Altlantic Metals	United States
Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam
Tungsten	ASSAB	China
Tungsten	ATI Metalworking Products	United States
Tungsten	ATI Tungsten Materials	United States
Tungsten	AVX Corporation	United States
Tungsten	Axis Material Limited	Japan
Tungsten	Beijing Zenith Materials	China
Tungsten	ChangChun up-optech	China
Tungsten	Chaozhou Xianglu Tungsten IND Co., LTD.	China
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China
Tungsten	Chenzhou, Hunan, China (China Minmetals Non-ferrous Metals Holding Co.,Ltd)	China
Tungsten	Chenzhou,Chenzhou Mining Group	Unknown
Tungsten	China Minmetals Corp.	China
Tungsten	China Minmetals Nonferrous Metals Co Ltd	China
Tungsten	China National Non-Ferrous & Jiangxi corporation limited	China
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	China
Tungsten	Chunbao Carbide Science & Technology Co.,Ltd	Unknown
Tungsten	Cookson Sempsa	Spain
Tungsten	CWB Materials	United States
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China

Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
Tungsten	Degutea	Korea, Republic Of
Tungsten	Fort Wayne Wire Die	United States
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
Tungsten	Fujian Jinxin Tungsten Company	China
Tungsten	Ganxian Shirui New Material Co., Ltd.	China
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	China
Tungsten	Ganzhou Grand Sea W & Mo Group Co., Ltd.	Ganzhou, Jiangxi, China
Tungsten	Ganzhou Grand Sea W and Mo Company	China
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	China
Tungsten	Ganzhou Hongfei W&Mo Materials Co.,Ltd.	China
Tungsten	Ganzhou Huaxin Tungsten Products Ltd	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
Tungsten	Ganzhou Nonferrous Metals Smelting Co Ltd.	China
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China
Tungsten	Ganzhou, Jiangxi, China (China Minmetals Non-ferrous Metals Holding Co.,Ltd)	China
Tungsten	Global Tungsten & Powders Corp	United States
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.	China
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck Smelting GmbH & Co.KG	Germany
Tungsten	HC Starck	Germany
Tungsten	HC Starck GmbH	Germany
Tungsten	Heyuan Carbide Co LTD	Unknown
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	China
Tungsten	Hydrometallurg, JSC	Russian Federation
Tungsten	IES Technical Sales	United States
Tungsten	Izawa Metal	Japan
Tungsten	Japan New Metals Co Ltd	Japan
Tungsten	Jiangsu Hetian Sci-Tech Material Co.,Ltd	China
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	China
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China
Tungsten	Jiangxi Tungsten Industry Co Ltd	China
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	China

Tungsten	Jiangxi Xinsheng Tungsten Industry Co. Ltd.	China
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China
Tungsten	Jiujiang Tanbre	China
Tungsten	JX Nippon mining & metals corporation	Japan
Tungsten	Kennametal (former ATI Tungsten Materials)	United States
Tungsten	Kennametal Fallon	United States
Tungsten	Kennametal Huntsville	United States
Tungsten	Kennametal Huntsville (ATI Tungsten Materials)	United States
Tungsten	Kennametal Inc.	United States
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co. Ltd	Unknown
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China
Tungsten	Midwest Tungsten Wire Co.	United States
Tungsten	Mitsubishi Materials Corporation	Japan
Tungsten	Moliren Ltd	Russian Federation
Tungsten	Nanchang Cemented Carbide Limited Liability Company	China
Tungsten	Niagara Refining LLC	United States
Tungsten	NingHua XingLuoKeng TungSten Mining CO.,LID	China
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tungsten	North American Tungsten	Canada
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Viet Nam
Tungsten	Philippine Chuangin Industrial Co., Inc.	Philippines
Tungsten	Plansee	Austria
Tungsten	Pobedit JSC	Russian Federation
Tungsten	Ram Sales	United States
Tungsten	Saganoseki Smelter & Refinery	Japan
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Viet Nam
Tungsten	SCRAP MATERIAL	India
Tungsten	Sichuan Metals & Materials Imp & Exp Co	China
Tungsten	Sincemat Co, Ltd	China
Tungsten	Smelter unknown (Sun Optic Technologies)	?
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	United States
Tungsten	Sumitomo Metal Mining Co., Ltd.	Japan
Tungsten	Sumitomo, Canada	Canada
Tungsten	Sylham	United States
Tungsten	Taicang City Nancang Metal Material Co.,Ltd	China
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	Viet Nam
Tungsten	Triumph Northwest	United States
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	Viet Nam
Tungsten	Wolfram Bergbau und Hütten AG	Austria
Tungsten	Wolfram Company CJSC	Russian Federation
Tungsten	Wolfram JSC, Russia	Russian Federation
Tungsten	Woltech Korea Co., Ltd.	Korea, Republic Of

Tungsten	Xamen Tungsten Co Ltd	China
Tungsten	Xiamen Tungsten（H.C.）Co., Ltd.	China
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	China
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China
Tungsten	Xiamen Tungsten Co Ltd	China
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China
Tungsten	Yichun Jin Yang Rare Metal Co., Ltd.	China
Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	China
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	China
Tungsten	亞東工業氣體 Air Liquide Far Eastern (ALFE)	Korea, Republic Of

APPENDIX II
Known Countries of Origin
Australia
Bolivia
Brazil
Canada
China
Democratic Republic of Congo
Ethiopia
Germany
Indonesia
Italy
Japan
Korea
Peru
Portugal
Russia
Rwanda
South Africa
Spain
Switzerland
Taiwan
Thailand
United States of America